Supplement to the
Fidelity® SAI Real Estate Index Fund
September 29, 2016
Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee(a)	0.070%
Distribution and/or Service (12b-1) fees	None%
Other expenses(a)	0.075%
Total annual operating expenses	0.145%
Fee waiver and/or expense reimbursement(b)	0.075%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.070%

(a)  Adjusted to reflect current fees.

(b)  Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.07%. This arrangement will remain in effect through September 30, 2018. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$7
3 years	$38
5 years	$74
10 years	$177

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Peter Matthew (portfolio manager) has managed the fund since February 2016.

Robert Regan (portfolio manager) has managed the fund since December 2016.

The following information supplements similar information found in the "Fund Services" section under the "Portfolio Manager(s)" heading.

Peter Matthew is portfolio manager of the fund, which he has managed since February 2016. He also manages other funds. Since joining Geode in 2007, Mr. Matthew has worked as a senior operations associate, portfolio manager assistant, assistant portfolio manager, and portfolio manager.

Robert Regan is portfolio manager of the fund, which he has managed since December 2016. He also manages other funds. Since joining Geode in 2016, Mr. Regan has worked as a portfolio manager. Prior to joining Geode, Mr. Regan was senior implementation portfolio manager at State Street Global Advisors from 2008 to 2016.

SV8-17-02 1.9871334.103	September 1, 2017